Exhibit 32.2

National Rural Utilities Cooperative Finance Corporation
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), I, the Chief Financial Officer of National Rural Utilities Cooperative Finance Corporation (“CFC”), hereby certify to the best of my knowledge as follows:

1.CFC’s Quarterly Report on Form 10-K for the fiscal year ended May 31, 2022 filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CFC.

Date: August 8, 2022

By:	/s/ YU LING WANG
Yu Ling Wang
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to National Rural Utilities Cooperative Finance Corporation and will be retained by National Rural Utilities Cooperative Finance Corporation and furnished to the Securities and Exchange Commission or its staff upon request.